Exhibit 10.5

LIMITED WAIVER TO CREDIT AGREEMENT

This LIMITED WAIVER TO CREDIT AGREEMENT (this “Agreement”) dated as of November 10 2020, is entered into by and among Charlotte’s Web, Inc., as Borrower, the other Loan Parties party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

RECITALS:

WHEREAS, the Borrower, the Loan Parties party thereto, the Lenders party thereto and the Administrative Agent have entered into that certain Credit Agreement dated as of March 23, 2020 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement); and

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders waive certain provisions of the Credit Agreement, and the Administrative Agent and the Lenders have agreed to such waiver upon the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.        LIMITED WAIVER. Effective as of the date of this Agreement, the Administrative Agent and the Lenders hereby waive the Event of Default under Article VII(d) of the Credit Agreement caused by the failure of the Borrower to satisfy the minimum EBITDA covenant set forth in Section 6.12(b) of the Credit Agreement for the trailing three (3) fiscal quarters ended September 30, 2020 (the “Designated Default”). The waiver contained herein shall be limited precisely as written and, except as expressly provided herein, shall not be deemed or otherwise construed to constitute a waiver of any Default or Event of Default now existing or hereafter arising (other than the Designated Default) or any other provision or to prejudice any right, power or remedy which the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document (after giving effect to this Amendment), all of which rights, powers and remedies are hereby expressly reserved by the Administrative Agent and each Lender and shall not constitute a custom or course of dealing among the parties hereto.

SECTION 2.        REPRESENTATIONS AND WARRANTIES.

In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the each Loan Party represents and warrants to the Administrative Agent and the Lenders, on the date hereof:

2.1               Authorization. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of each Loan Party.

2.2               No Conflict. The execution, delivery and performance by each Loan Party of this Agreement and the consummation of the transactions contemplated hereby, do not and will not (a) violate any provision of any law or any governmental rule or regulation applicable to it, its organizational or other governing documents, or any order, judgment or decree of any court or other agency of government binding on it; (b) violate or result in a default under any indenture, agreement or other instrument binding upon such Loan Party or the assets of such Loan Party, or give rise to a right thereunder to require any payment to be made by any Loan Party or any Subsidiary; (c) result in the creation or imposition of any Lien on any asset of such Loan Party, except Liens created pursuant to the Loan Documents; or (d) require any approval or consent of any Person, except for such approvals or consents which will be obtained on or before the date hereof.

2.3               Binding Obligation. This Agreement has been duly executed and delivered by the each Loan Party and this Agreement is the legally valid and binding obligation of each Loan Party enforceable against such Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

2.4               No Default. No Default or Event of Default exists or is continuing as of the date hereof (other than the Designated Default).

2.5               Representations and Warranties. All of the representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation and warranty is made as of a specified date, in which case such representation and warranty shall have been true and correct in all material respects as of such date.

SECTION 3.        MISCELLANEOUS.

3.1               Conditions of Effectiveness. This Agreement shall become effective when the Administrative Agent shall have received a counterpart of this Agreement executed by each Loan Party.

3.2               Reference to and Effect on the Credit Agreement.

(a)                On and after the date hereof, (i) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’ or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Agreement. This Agreement is hereby designated as a Loan Document for all purposes of the Loan Documents.

(a)                Except as expressly set forth herein, no amendments, changes or modifications to any Loan Document, and each Loan Document is intended or implied, and in all other respects each Loan Document is and shall continue to be in full force and effect and each such Loan Document is hereby in all respects specifically ratified, restated and confirmed by all parties hereto as of the date hereof and no Loan Party shall be entitled to any other further amendment by virtue of the provisions of this Agreement or with respect to the subject matter of this Agreement. To the extent of conflict between the terms of this Agreement and the other Loan Documents, the terms of this Agreement shall control. The Credit Agreement and this Agreement shall be read and construed as one agreement.

(b)                The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent and the Lenders, under any Loan Document.

3.3               Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

3.4               Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

3.5               RELEASE. IN CONSIDERATION OF THIS AGREEMENT, THE LOAN PARTIES HEREBY IRREVOCABLY RELEASE AND FOREVER DISCHARGE THE ADMINISTRATIVE AGENT, EACH LENDER AND EACH OF THEIR RESPECTIVE AFFILIATES, SUBSIDIARIES, SUCCESSORS, ASSIGNS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, REPRESENTATIVES AND ATTORNEYS (EACH, A “RELEASED PERSON”) OF AND FROM ALL DAMAGES, LOSSES, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, ACTIONS AND CAUSES OF ACTION WHATSOEVER WHICH ANY LOAN PARTY MAY NOW HAVE OR CLAIM TO HAVE ON AND AS OF THE DATE HEREOF AGAINST ANY RELEASED PERSON, WHETHER PRESENTLY KNOWN OR UNKNOWN, LIQUIDATED OR UNLIQUIDATED, SUSPECTED OR UNSUSPECTED, CONTINGENT OR NON-CONTINGENT, AND OF EVERY NATURE AND EXTENT WHATSOEVER (COLLECTIVELY, “CLAIMS”) WITH RESPECT TO THE LOAN DOCUMENTS, OTHER THAN ANY CLAIM ARISING SOLELY OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH RELEASED PERSON.

3.6               Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by fax or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

3.7               Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

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IN WITNESS THEREOF, the parties hereto have caused Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CHARLOTTE’S WEB, INC., as the Borrower

By:	/s/ Russel C. Hammer
Name:	Russ Hammer
Title:	Chief Financial Officer

CHARLOTTE’S WEB HOLDINGS, INC., as Holdings

By:	/s/ Russel C. Hammer
Name:	Russ Hammer
Title:	Chief Financial Officer

Acknowledged and agreed: JPMORGAN CHASE BANK, N.A. Individually as Lender and as Administrative Agent
By:	/s/ Angela Leake
Name:	Angela Leake
Title:	Authorized Officer

[Signature page to Limited Waiver to Credit Agreement]